Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Blaylock & Company, Inc.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Natixis Securities; Samuel A. Ramirez & Company, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:
American International Group
Title of Security:
AMERICAN INTL GROUP, INC.
Date of First Offering:
8/3/2012
Dollar Amount Purchased:
$2,053,626
Number of Shares or Par Value of Bonds Purchased:
67,332
Price Per Unit:
30.50
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Banca IMI S.P.A.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets, LLC; Morgan Stanley & Co. LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; U.S. Bancorp Investments, Inc.; Williams Capital Group L.P.
Name of Issuer:
Altria Group Inc.
Title of Security:
ALTRIA GROUP, INC. 2.85% 09 AUG 2022
Date of First Offering:
8/6/2012
Dollar Amount Purchased:
$99,888.00
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
99.89
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; PNC Capital Markets LLC; Williams Capital Group L.P.
Name of Issuer:
Burlington Northern Santa Fe
Title of Security:
BURLINGTON NORTHERN SANTA FE 4.375% 01 SEP 2042-42
Date of First Offering:
8/16/2012
Dollar Amount Purchased:
$197,232
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
98.62
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
RBS Securities Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; SMBC Nikko Securities, LLC; U.S. Bancorp Investments, Inc.; UBS Securities LLC.
Name of Issuer:
ONEOK Partners LP
Title of Security:
ONEOK PARTNERS, L.P. 3.375% 01 OCT 2022-22
Date of First Offering:
9/10/2013
Dollar Amount Purchased:
$273,834
Number of Shares or Par Value of Bonds Purchased:
275,000.00

Price Per Unit:
99.58
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Blaylock & Company, Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Dowling & Partners Securities LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Natixis Securities; Nomura Securities International, Inc.; Piper Jaffray & Co.; PNC Capital Markets LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Sanford C. Bernstein & Co., LLC; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Securities, LLC; Standard Chartered Bank; Sterne, Agee & Leach, Inc; Stifel, Nocolaus & Company, Incorporated; UBS Securities LLC; UniCredit Bank AG; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:
American International Group
Title of Security:
AMERICAN INTL GROUP, INC.
Date of First Offering:
9/10/2012
Dollar Amount Purchased:
$2,643,127
Number of Shares or Par Value of Bonds Purchased:
81,327
Price Per Unit:
32.50
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Name of Issuer:
Nordea Bank AB
Title of Security:
NORDEA BANK AB 4.25% 21 SEP 2022 144A
Date of First Offering:
9/17/2012
Dollar Amount Purchased:
$248,410
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:
99.36
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; First Tennessee Bank, NA; Loop Capital Markets, LLC; Nomura Securities International, Inc.; TD Securities (USA) LLC; UBS Securities LLC; Williams Capital Group L.P.
Name of Issuer:
Fannie Mae
Title of Security:
FEDERAL NATIONAL MORTGAGE ASSOC 0.875% 26 OCT 2017
Date of First Offering:
9/20/2012
Dollar Amount Purchased:
$2,799,860
Number of Shares or Par Value of Bonds Purchased:
2,800,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Government Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; First Tennessee Bank, NA; Loop Capital Markets, LLC; Nomura Securities International, Inc.; TD Securities (USA) LLC; UBS Securities LLC; Williams Capital Group L.P.
Name of Issuer:
Fannie Mae
Title of Security:
FEDERAL NATIONAL MORTGAGE ASSOC 0.875% 26 OCT 2017
Date of First Offering:
9/20/2012
Dollar Amount Purchased:
$1,299,935
Number of Shares or Par Value of Bonds Purchased:
1,300,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic International Equity Fund
Name of Underwriter or Dealer Purchased From:
UBS Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Banca IMI S.P.A.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Itau BBA USA Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; Santander Investment Securities Inc.; UBS Securities LLC; UniCredit Bank AG; Wells Fargo Securities, LLC.
Name of Issuer:
Grupo Financiero Santander Mex
Title of Security:
GRUPO FINANCIERO SANTANDER MEXICO, S.A.B. DE C.V.
Date of First Offering:
9/26/2012
Dollar Amount Purchased:
$877,312
Number of Shares or Par Value of Bonds Purchased:
72,000
Price Per Unit:
12.18
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Gleacher & Company Securities, Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Lloyds TSB Bank PLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; SMBC Nikko Securities, LLC; SunTrust Robinson Humphrey, Inc.; TD Securities (USA) LLC; UBS Securities LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:
NBCUniversal Media LLC
Title of Security:
NBCUNIVERSAL MEDIA, LLC 2.875% 15 JAN 2023
Date of First Offering:
9/28/2012
Dollar Amount Purchased:
$324,405
Number of Shares or Par Value of Bonds Purchased:
325,000
Price Per Unit:
99.82
Resolution Approved:
Approved at the December 13, 2012 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Banca IMI S.P.A.; Barclays Capital Inc.; Blaylock & Company, Inc.; BNP Paribas Securities Corp.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Commerz Markets LLC; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; SMBC Nikko Securities, LLC; TD Securities (USA) LLC; UBS Securities LLC; UniCredit Bank AG; Williams Capital Group L.P.
Name of Issuer:
General Electric Co.
Title of Security:
GENERAL ELECTRIC COMPANY 2.7% 09 OCT 2022
Date of First Offering:
10/1/2012
Dollar Amount Purchased:
$299,295
Number of Shares or Par Value of Bonds Purchased:
300,000
Price Per Unit:
99.76
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Suisse AG; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; KKR Financial Holdings LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; RBS Securities Inc.; UBS Securities LLC.
Name of Issuer:
Mizuho Corporate Bank Ltd.
Title of Security:
MIZUHO CORPORATE BANK, LTD. 2.95% 17 OCT 2022 144A
Date of First Offering:
10/10/2012
Dollar Amount Purchased:
$224,343
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
99.71
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Daiwa Capital Markets America Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Nomura Securities International, Inc.
Name of Issuer:
Nippon Life Insurance
Title of Security:
NIPPON LIFE INSURANCE CO. 5% 18 OCT 2042-22 144A
Date of First Offering:
10/11/2012
Dollar Amount Purchased:
$275,000
Number of Shares or Par Value of Bonds Purchased:
275,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic International Equity Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Commerzbank Aktiengesellschaft;  HSBC Bank PLC; Investec Bank PLC; Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; UBS AG.
Name of Issuer:
Direct Line Insurance Group PL
Title of Security:
DIRECT LINE INSURANCE GROUP PLC
Date of First Offering:
10/11/2012
Dollar Amount Purchased:
$483,727
Number of Shares or Par Value of Bonds Purchased:
172,329
Price Per Unit:
1.75
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC; Canaccord Genuity Inc.; Cowen and Company, LLC; J.P. Morgan Securities LLC; JMP Securities LLC; Morgan Stanley & Co. LLC; Pacific Crest Securities, Inc.; Wells Fargo Securities, LLC.
Name of Issuer:
Workday, Inc.
Title of Security:
WORKDAY, INC.
Date of First Offering:
10/12/2012
Dollar Amount Purchased:
$201,404
Number of Shares or Par Value of Bonds Purchased:
7,193
Price Per Unit:
28.00
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
UBS Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Credit Suisse AG; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; RBS Securities Inc.; Santander Investment Securities Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:
Principal Financial Group. Inc.
Title of Security:
PRINCIPAL FINANCIAL GROUP, INC. 3.125% 15 MAY 2023
Date of First Offering:
11/13/2012
Dollar Amount Purchased:
$224,680
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
99.86
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; SMBC Nikko Securities, LLC; Stifel, Nocolaus & Company, Incorporated; Wells Fargo Securities, LLC.
Name of Issuer:
Cox Communications Inc.
Title of Security:
COX COMMUNICATIONS, INC. 3.25% 15 DEC 2022 144A
Date of First Offering:
11/26/2012
Dollar Amount Purchased:
$224,653
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
99.85
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; PNC Capital Markets LLC; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC.
Name of Issuer:
AvalonBay Communities Inc
Title of Security:
AVALONBAY COMMUNITIES INC
Date of First Offering:
11/29/2012
Dollar Amount Purchased:
$1,346,280
Number of Shares or Par Value of Bonds Purchased:
10,356
Price Per Unit:
130.00
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Scott & Stringfellow, LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC.
Name of Issuer:
Humana Inc.
Title of Security:
HUMANA INC. 3.15% 01 DEC 2022-22
Date of First Offering:
12/5/2012
Dollar Amount Purchased:
$249,025
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:
99.61
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC.
Name of Issuer:
NetApp Inc.
Title of Security:
NETAPP, INC. 2% 15 DEC 2017
Date of First Offering:
12/5/2012
Dollar Amount Purchased:
$248,735
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:
99.49
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Drexel Hamilton, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co., LLC; U.S. Bancorp Investments, Inc.; Williams Capital Group L.P.
Name of Issuer:
AT&T Inc.
Title of Security:
AT&T INC. 2.625% 01 DEC 2022-22
Date of First Offering:
12/6/2012
Dollar Amount Purchased:
$474,629
Number of Shares or Par Value of Bonds Purchased:
475,000
Price Per Unit:
99.92
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Blaylock & Company, Inc.; C.L. King & Associates, Inc.; Cabrera Capital Markets, LLC; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co., LLC; Williams Capital Group L.P.
Name of Issuer:
American International Group
Title of Security:
AMERICAN INTL GROUP, INC.
Date of First Offering:
12/11/2012
Dollar Amount Purchased:
$3,318,997
Number of Shares or Par Value of Bonds Purchased:
102,123
Price Per Unit:
32.50
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic International Equity Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Securities Asia Limited
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Aktiengesellschaft; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC.
Name of Issuer:
AIA Group Ltd.
Title of Security:
AIA GROUP LIMITED
Date of First Offering:
12/18/2012
Dollar Amount Purchased:
$273,867
Number of Shares or Par Value of Bonds Purchased:
69,800
Price Per Unit:
30.30
Resolution Approved:
Approved at the February 12, 2013 Board Meeting.**

*             Resolution adopted at the Meeting of the Board of Trustees on December 13, 2012:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended September 30, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.
**           Resolution adopted at the Meeting of the Board of Trustees on February 12, 2013:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended December 31, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.